UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

The Ensign Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA	92691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 487-9500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2009, The Board of Directors of The Ensign Group, Inc. (the “Company”) accepted the resignation of Mr. Alan J. Norman, the Company’s Chief Financial Officer, who will be retiring, and appointed Ms. Suzanne D. Snapper, 35, as the Company’s new Chief Financial Officer. Mr. Norman’s resignation and Ms. Snapper’s appointment will be effective upon filing of the Company’s quarterly report on Form 10-Q for the second quarter of fiscal year 2009, which the Company estimates will take place on or about August 5, 2009.

Since April 2007, Ms. Snapper has been serving as the Vice President of Finance of the Company’s wholly owned subsidiary, Ensign Facility Services, Inc., which operates the Company’s Service Center. As Vice President of Finance, Ms. Snapper played a key role in taking the company public in 2007. She also oversaw the implementation of Ensign’s internal controls over financial reporting. Prior to joining the Company, she worked from 1996 to April 2007 as an accountant with KPMG LLP, where her practice included providing audit services for public companies in the technology, transportation and quick serve restaurant industries. Ms. Snapper is a certified public accountant. She holds a B.A. in Accounting from California State University, Fullerton.

Ms. Snapper will participate in the Company’s executive compensation bonus plan and continue to be eligible for stock based compensation awards under the Company’s 2007 Omnibus Incentive Plan as well as eligible to receive the same benefits that are available to all employees of the Company. Ms. Snapper’s base salary once she assumes the role of Chief Financial Officer has not yet been determined. It is expected that the Board of Directors will grant non-qualified stock options to Ms. Snapper in connection with her appointment as Chief Financial Officer, but the number of options to be granted to Ms. Snapper has not yet been determined.

The Company expects Mr. Norman to serve in an advisory capacity for a period of time after Ms. Snapper’s appointment as Chief Financial Officer becomes effective.

A copy of the press release issued by the Company on May 12, 2009 regarding these events is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On May 11, 2009, the Company issued a press release announcing that it will participate in The Eight Annual JMP Securities Research Conference on May 18-20, 2009. A copy of the press release issued by the Company on May 11, 2009 regarding the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated May 12, 2009
99.2	Press Release of the Company dated May 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009	THE ENSIGN GROUP, INC.

By: /s/ Alan J. Norman
Alan J. Norman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated May 12, 2009
99.2	Press Release of the Company dated May 11, 2009